Equity Transactions	3 Months Ended
Mar. 31, 2020
Equity [Abstract]
Equity Transactions
11.	EQUITY TRANSACTIONS

The Company’s Common Stock activity for the three months ended March 31, 2020 is as follows:

Common Stock

Shares Issued as Part of the Company’s Private Placement

On February 5, 2020, the Company initiated a private placement, which is for the sale and issuance of up to five million shares of its Common Stock at a per-share price of $1.20, which amount represents a 20% discount to the $1.50 closing price of the Company’s Common Stock on that day, and is memorialized by a subscription agreement.

As a result of this private placement, from February 25 through March 31, 2020, a total of 4,237,833 shares of Common Stock were subscribed. Total subscribed shares of 3,392,833 shares of Common Stock were issued with net cash proceeds of $3,430,000 after direct costs received as of March 31, 2020. The remaining subscribed shares of 845,000 shares of Common Stock were issued in April and May 2020 upon receipt of cash proceeds of $1,014,000.

The Company’s private placement is exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof and/or Rule 506 of Regulation D and Regulation S thereunder, each as promulgated by the SEC. The Company’s private placement was managed by the Company; however, in connection with the closings, the Company paid a non-U.S. based consultant (i) as a cash fee, an aggregate amount of $499,000 (or 10% of the gross proceeds of the closings), (ii) as a non-accountable expense allowance, an aggregate of $100,000 (or 2% of the gross proceeds of the closings), (iii) five-year warrants, exercisable for an aggregate of up to 416,199 shares of the Company’s Common stock at a cash-only exercise price of $1.92 per share, and (iv) 100,000 shares of the Company’s Common Stock. The Company made the above-referenced payments only in respect of that portion of the gross proceeds from the closings for investors introduced to the Company by the consultant. In addition, the Company also incurred various expenses totaling $42,000 that are directly related to this private placement.

In preparation for this private placement offering, the Company separately negotiated with certain Series A stockholders to waive their rights in order not to ratchet down the conversion price of their Series A preferred shares (see Note 9). In return for the waiver, the Company granted these Series A stockholders warrants to purchase 2,303,861 shares of Common Stock. The warrants are exercisable in August 2020, expire in 5 years and are exercisable at $1.20 per share, as adjusted. The exercise price is subject to certain customary adjustments, including subsequent equity sales and rights offerings. In addition, the warrants also included a fundamental transaction provision that could give rise to an obligation to pay cash to the warrant holder. As a result of this fundamental transaction provision, the warrants were accounted as derivative liability with a fair value upon issuance of $3,951,000 upon issuance. The Company accounted the fair value of $3,951,000 as a deemed dividend since if the down round provision of the Series A preferred shares had occurred, it would have been accounted as a deemed dividend due to it providing additional value to the Series A stockholders.

Shares Issued for Services

During the period ended March 31, 2020, the Company issued 220,601 shares of Common Stock to vendors for services rendered with a fair value of $321,000. These shares of Common Stock were valued based on the market value of the Company’s Common Stock price at the issuance date or the date the Company entered into the agreement related to the issuance. As previously discussed, the Company also issued 100,000 shares of common stock to a consultant for services rendered as a result of a private placement offering in February and March 2020.